                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )      Preliminary Proxy Statement
( )      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
(X)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Rule 14a-12


                               THE MAINSTAY FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
(X)      No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)      Title of each class of securities to which transaction applies:        N/A
                                                                                -------------------------
         2)      Aggregate number of securities to which transaction applies:           N/A
                                                                             ----------------------------
         3)      Per unit price or other underlying value of transaction computed pursuant to
                 Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
                 calculated and state how it was determined):       N/A
                                                             --------------------------------------------
         4)      Proposed maximum aggregate value of transaction:               N/A
                                                                 ----------------------------------------
         5)      Total fee paid:             N/A
                                -------------------------------------------------------------------------
( )      Fee paid with preliminary materials.
         Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
( )      of its filing.
         1)      Amount Previously Paid:     N/A
                                        -----------------------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:     N/A
                                                              -------------------------------------------
         3)      Filing Party: N/A
                              ---------------------------------------------------------------------------
         4)      Date Filed:   N/A
                            -----------------------------------------------------------------------------

                               THE MAINSTAY FUNDS

            SPECIAL MEETING OF SHAREHOLDERS OF THE MAINSTAY MAP FUND
                          TO BE HELD NOVEMBER 22, 2002

October 10, 2002

To Our Shareholders:

Please take note that the SPECIAL MEETING of SHAREHOLDERS ("Special Meeting") of the MAINSTAY MAP FUND (the "Fund"), a series of The MainStay Funds (the "Trust"), will be held on November 22, 2002, beginning at 11:00 a.m. (Eastern time) at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The Trust, a Massachusetts business trust, currently consists of 24 series. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY MAP FUND, as specified in the Proxy Statement.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to approve (i) an amendment to the current Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC ("NYLIM") and Markston International LLC with respect to the Fund; and (ii) a new Sub-Advisory Agreement between NYLIM and Jennison Associates LLC with respect to the Fund.

After careful consideration, the Board of Trustees of the Trust has approved the above-referenced proposals and recommends that shareholders vote "FOR" the proposals.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on November 22, 2002. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                                          Sincerely,



                                                          Stephen C. Roussin
                                                          President
Encl.

                               THE MAINSTAY FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE MAINSTAY MAP FUND
                          TO BE HELD NOVEMBER 22, 2002

To the Shareholders of the MainStay MAP Fund:

On behalf of the Board of Trustees ("Board" or "Trustees") of The MainStay Funds (the "Trust"), I cordially invite you to attend a SPECIAL MEETING of SHAREHOLDERS ("Special Meeting") of the MAINSTAY MAP FUND (the "Fund"). The Special Meeting will be held on November 22, 2002, at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m. (Eastern time).

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposals:

        1. To approve an amendment to the current Sub-Advisory Agreement between New York Life Investment Management LLC ("NYLIM") and Markston International LLC ("Markston") with respect to the Fund.

        2 To approve a new Sub-Advisory Agreement between NYLIM and Jennison Associates LLC ("Jennison") to appoint Jennison as an additional sub-adviser to the Fund.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposals above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on September 27, 2002 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                           By order of the Board of Trustees,



                                           John K. Forst
                                           Assistant Secretary


October 10, 2002

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE:
            PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE.

YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.
--------------------------------------------------------------------------------

                               THE MAINSTAY FUNDS
                                MAINSTAY MAP FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 PROXY STATEMENT

            SPECIAL MEETING OF SHAREHOLDERS OF THE MAINSTAY MAP FUND
                          TO BE HELD NOVEMBER 22, 2002

INTRODUCTION

This Proxy Statement is being furnished to shareholders of the MainStay MAP Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), in connection with the solicitation of proxies relating solely to the Fund, by the Board of Trustees of the Trust (the "Board" or the "Trustees"), for a special meeting of shareholders of the Fund (the "Special Meeting") to be held at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on November 22, 2002, beginning at 11:00 a.m. (Eastern time). The Board is soliciting proxies from shareholders with respect to the two proposals set forth in the accompanying Notice (the "Proposals").

Only shareholders of record who owned shares of any class of the Fund at the close of business on September 27, 2002 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to each Proposal or any other proposal on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote). As of the Record Date, there were 5,666,158.352 Class A shares, 7,037,448.714 Class B shares, 3,272,085.737
Class C shares and 5,210,773.727 Class I shares of the Fund that were issued and outstanding. All classes of the Fund will vote together.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about October 11, 2002 to all shareholders of record of the Fund.

The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by New York Life Investment Management LLC ("NYLIM" or the "Manager"). Shareholders of the Fund will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone by personnel of the Manager, the Trust, their respective affiliates, or, in the Manager's discretion, a commercial firm retained for this purpose. If NYLIM engages parties to assist it in the solicitation of proxies, it will do so at its own expense.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

OVERVIEW OF THE PROPOSALS

As discussed in more detail below, the Board is recommending the Proposals in an effort to permit the Fund and NYLIM to engage a second sub-adviser to manage the Fund's assets. Pursuant to the Amended and Restated Sub-Advisory Agreement between NYLIM and Markston International LLC, the Fund's current sub-adviser ("Markston"), dated August 1, 2002 (the "Current Markston Sub-Advisory Agreement"), Markston advises the entire portfolio of the Fund. In order to permit NYLIM to engage an additional sub-adviser, shareholders are being asked to approve an amendment to the Current Markston Sub-Advisory Agreement to reflect that Markston will only manage that portion of the Fund's assets allocated to it from time to time by NYLIM. In addition, shareholders are being asked to approve a new sub-advisory agreement with Jennison Associates LLC ("Jennison"). NYLIM contemplates that the sub-advisers will manage roughly equal portions of the Fund's assets after a ninety-day transition period. Both Proposals must be approved by the shareholders in order for the new sub-advisory arrangements to be implemented.

                                   PROPOSAL 1

         APPROVAL OF AN AMENDMENT TO THE CURRENT SUB-ADVISORY AGREEMENT
                           BETWEEN NYLIM AND MARKSTON

At a Board meeting held on September 9, 2002, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Fund, NYLIM, Markston or Jennison, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved, on behalf of the Fund, an amendment to the current Amended and Restated Sub-Advisory Agreement between NYLIM and Markston (the "New Markston Sub-Advisory Agreement"). Pursuant to the New Markston Sub-Advisory Agreement, Markston will manage such portion of the Fund's assets as NYLIM may allocate to Markston from time to time.

SUMMARY

The Board recommends that the shareholders approve the New Markston Sub-Advisory Agreement, which provides that Markston shall sub-advise only that portion of the assets of the Fund allocated to it by NYLIM, rather than the entire portfolio, thereby permitting NYLIM to engage a second sub-adviser for the Fund. Currently, Markston serves as the sole sub-adviser to the Fund. The Board believes that it is in the best interest of the Fund and its shareholders to retain Markston's services and also engage an additional sub-adviser, and in this manner to enhance the investment capacity and support available to the Fund.

BOARD APPROVAL

At the September 9, 2002 Board meeting, the Board was asked to consider whether to approve the New Markston Sub-Advisory Agreement, providing that Markston sub-advise only a portion of the assets of the Fund, rather than the entire portfolio, thereby making it possible to engage an additional sub-adviser for the Fund. In evaluating and approving the New Markston Sub-Advisory Agreement, the Board, including the Independent Trustees, and in consultation with independent counsel to the Trust, requested and evaluated information provided by NYLIM which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Markston Sub-Advisory Agreement would be in the best interest of the shareholders.

In making its decision to approve the New Markston Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services provided to the Fund by Markston, including, among other factors, the following:

     - the services to be provided by Markston in relation to the fees it will receive under the New Markston Sub-Advisory Agreement, which will not result in any increase in the advisory fees with respect to the Fund;

     - the scope of the Markston organization, including its personnel, technical resources, operations, and financial condition;

     - Markston's investment management capabilities, methodologies and performance;

     - Markston's adherence, without material changes, to the Fund's existing investment strategy, policies and risks as set forth in the Fund's current Prospectus and Statement of Additional Information;

     - the Board's recent review and approval of the Current Markston Sub-Advisory Agreement, which is substantially identical to the proposed New Markston Sub-Advisory Agreement, except that Markston would manage only a portion of the Fund's assets as allocated to it by NYLIM; and

     - the opportunity for improved Fund performance and shareholder servicing resulting from NYLIM adding a second sub-adviser.

In approving the New Markston Sub-Advisory Agreement, the Trustees considered all these factors. The Trustees also considered the performance of other funds in the market pursuing broadly similar strategies and engaging more than one sub-adviser, the fees and expenses borne by those funds, and the costs to NYLIM and Markston of providing services to the Fund. In addition, the Trustees considered the brokerage services to be received by the Fund. If the Proposals are approved, overall operating expenses of the Fund are not expected to increase.

CURRENT MANAGEMENT AGREEMENT

Pursuant to an Amended and Restated Management Agreement, dated as of August 1, 2002, between the Trust and NYLIM (the "Management Agreement"), NYLIM serves as investment manager to the Fund. NYLIM and its predecessors have managed the Fund since its inception. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM commenced operations in April, 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of June 30, 2002, NYLIM and its affiliates managed over $150 billion in assets.

In conformity with the stated policies of the Fund and pursuant to the Management Agreement, NYLIM administers the Fund's business affairs and manages the investment operations of the

Fund and the composition of the Fund's portfolio, subject to the supervision of the Board. NYLIM provides offices and conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Fund.

The Management Agreement was last approved by shareholders on October 24, 1997 and was most recently approved by the Board at a meeting held on June 10, 2002 and will continue in effect from year to year, only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Manager. The Management Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Management Agreement, NYLIM may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more sub-advisers, at its own expense. Regardless of whether it employs a sub-adviser, NYLIM continuously reviews, supervises and administers the Fund's investment program.

As consideration for its services, NYLIM receives an annual fee of 0.75% of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund paid investment advisory fees to NYLIM equal to $1,825,398, and was reimbursed $430,077 of this expense by NYLIM.

The Management Agreement provides that NYLIM shall not be liable to the Trust for any error of judgment by NYLIM or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from NYLIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

CURRENT SUB-ADVISORY AGREEMENT

Pursuant to an Amended and Restated Sub-Advisory Agreement, dated as of August 1, 2002, which amended and restated the Sub-Advisory Agreement, dated June 1, 1999, as further amended October 1, 1999, between NYLIM and Markston (the "Current Markston Sub-Advisory Agreement"), Markston serves as the Sub-Adviser to the Fund. Under the Current Markston Sub-Advisory Agreement, Markston manages the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition of securities therein in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the Fund's currently effective Prospectus and subject to the general supervision of the Board and NYLIM. More specifically, Markston performs the following services:

     - provides supervision of the Fund's investments and determines from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash;

     - determines the securities to be purchased or sold by the Fund and places orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time;

     - maintains all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

     - delivers to the Manager and the Trustees such periodic and special reports as the Manager or the Trustees may reasonably request; and

     - provides the Fund's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

The Current Markston Sub-Advisory Agreement was most recently approved by the Board at a meeting held on June 10, 2002. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Current Markston Sub-Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by vote of a majority of the Trustees, by vote of a majority of the outstanding shares of the Fund, by the Manager, or by Markston. The Current Markston Sub-Advisory Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

As consideration for its services, Markston is entitled to receive an annual fee based on the average daily net assets of the Fund as follows: 0.45% on the Fund's average daily net assets up to $250 million; 0.40% on the Fund's average daily net assets from $250 million to $500 million; and 0.35% on the Fund's average daily net assets in excess of $500 million. NYLIM bears the sole responsibility for the payment of the sub-advisory fee to Markston. For the fiscal year ended December 31, 2001, NYLIM paid Markston $1,080,815 for sub-advisory services to the Fund. Under the Current Markston Sub-Advisory Agreement, Markston may, from time to time, agree to waive or reduce some or all or its fees to which it is entitled under this Agreement.

The Current Markston Sub-Advisory Agreement provides that Markston is not liable to NYLIM, the Trust or any shareholder of the Fund for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Current Markston Sub-Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Markston in the performance of its duties or from reckless disregard by it of its obligations and duties under the Current Markston Sub-Advisory Agreement.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

Currently, Markston places all orders for portfolio transactions of the Fund's securities. In effecting purchases and sales of portfolio securities for the account of the Fund, Markston seeks the best execution of the Fund's orders. In the course of achieving best execution, Markston may place such orders with brokers and dealers who provide market, statistical and other research information to it. Markston is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. If the Proposals are approved by the shareholders, Markston will place all orders for portfolio transactions for that portion of the Fund's securities allocated to it by NYLIM in the same manner described above.

NYLIFE Securities, an affiliate of NYLIM, may act as broker for the Funds. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of NYLIM. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to the Affiliated Broker for the most recently completed fiscal year.

PROPOSED NEW SUB-ADVISORY AGREEMENT

Pursuant to the New Markston Sub-Advisory Agreement, NYLIM will allocate to Markston a portion of the Fund's assets to manage in such percentage as NYLIM, in its discretion, may determine from time to time (the "Allocated Assets"). NYLIM contemplates that Fund assets will be allocated roughly equally between Markston and the second sub-adviser after an initial ninety-day transition period. From time to time, NYLIM, in its discretion, may adjust cash flows and rebalance the Allocated Assets so that each Sub-Adviser will continue to manage roughly an equal portion of the Fund's assets. The initial transfer of assets to Jennison during the transition period may involve the sale of a portion of the Fund's assets. This may, depending on the assets sold, result in net short-term capital gain and/or net long-term capital gain to the Fund. Any future rebalancing of the Allocated Assets may also result in additional net capital gains to the Fund. The Fund must generally distribute its gains (reduced by any losses, including any "capital loss carryovers") to shareholders. Distributions of short-term gains are generally taxed as ordinary income and distributions of long-term capital gains are generally taxed as long-term capital gains.

All other material terms of the New Markston Sub-Advisory Agreement will remain identical to the terms of the Current Markston Sub-Advisory Agreement. The fee rate to be paid to Markston will also remain the same. However, the dollar amount of the fee to be paid to Markston will be lower due to the fact that the fee rate will be applied to the Allocated Assets, not the entire portfolio. The form of the New Markston Sub-Advisory Agreement is included as Exhibit A to this Proxy Statement.

If approved by shareholders, the New Markston Sub-Advisory Agreement will become effective on or about December 1, 2002 and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the New Markston Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The New Markston Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or termination of the Management Agreement.

INFORMATION ABOUT MARKSTON

Markston Investment Management commenced operations in March 1981 to manage what is now the MainStay MAP Fund. Markston reorganized in early 1999 and commenced operations at that time as Markston International LLC. Markston International LLC, 50 Main Street, White Plains, New York 10606, serves as the Sub-Adviser to the Fund. As of June 30, 2002, Markston managed approximately $674 million in assets.

The name and principal occupation of each of the members and principal executive officers of Markston are shown below. The address of each member and executive officer, as it relates to his duties with Markston, is 50 Main Street, White Plains, New York 10606.

NAME                         PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------------
Michael Mullarkey            Managing Member of Markston
--------------------------------------------------------------------------------------------
Roger Lob                    Member of Markston
--------------------------------------------------------------------------------------------
Christopher Mullarkey        Member of Markston
--------------------------------------------------------------------------------------------

No Trustees or officers of the Fund are employees, officers, directors or shareholders of Markston.

Markston does not currently manage or sub-advise any other domestic mutual funds registered under the 1940 Act, although it does manage a publicly offered UCITS (Undertakings for Collection Investment in Transferable Securities) fund registered under the laws of Ireland. As of December 31, 2001, this fund had $91 million (102.8 million Euros) in assets. Markston receives a base advisory fee of 0.479% of the average daily net assets of the fund.

BOARD RECOMMENDATION

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW MARKSTON SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

                   APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
                           BETWEEN NYLIM AND JENNISON

At the Board meeting held on September 9, 2002, the Trustees of the Trust, including a majority of the Independent Trustees, approved, on behalf of the Fund, the proposed new Sub-Advisory Agreement between NYLIM and Jennison, pursuant to which Jennison will manage such portion of the assets of the Fund as NYLIM may allocate to Jennison from time to time.

SUMMARY

The Board recommends that the shareholders approve the Jennison Sub-Advisory Agreement, pursuant to which Jennison would be retained as an additional sub-adviser to the Fund to manage that portion of the assets of the Fund allocated to it by NYLIM. The Board believes it is in the best interest of the Fund and its shareholders to engage Jennison as an additional sub-adviser and thereby enhance the investment capacity and support available to the Fund.

BOARD APPROVAL

At the September 9, 2002 Board meeting, the Board was asked to consider whether to approve the Jennison Sub-Advisory Agreement, providing that Jennison sub-advise a portion of the assets of the Fund. In evaluating and approving the Jennison Sub-Advisory Agreement, the Board, including the Independent Trustees, and in consultation with independent counsel to the Trust, requested and evaluated information provided by NYLIM and Jennison which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Jennison Sub-Advisory Agreement would be in the best interest of the shareholders. The Board also requested and received information regarding other potential sub-advisers.

In making its decision to approve the Jennison Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided to the Fund by Jennison, including, among other factors, the following:

     - the services to be provided by Jennison in relation to the fees it will receive under the Jennison Sub-Advisory Agreement, which will not result in any increase in advisory fees with respect to the Fund;

     - the strength of the Jennison organization, including its personnel, technical resources, operations, and financial condition;

     - Jennison's investment management capabilities, methodologies and performance;

     - the extent to which Jennison's investment process and style complement those of the Fund's current Sub-Adviser, Markston, and its investment results correlate with those of Markston;

     - Jennison's proposal to adhere, without material changes, to the Fund's existing investment strategy, policies and risks as set forth in the Fund's current Prospectus and Statement of Additional Information;

     - based on information provided, Jennison's indication that its management of a portion of the Fund will not be limited or otherwise affected in any significant way by restrictions that will be imposed on dealings involving the Fund and affiliates of Jennison under the 1940 Act and/or under any other applicable federal or state laws;

     - the investment services provided by other potential sub-advisers as compared to those provided by Jennison;

     - Jennison's investment style, which involves using a research-based, multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects (Jennison looks for investments that offer attractive reward to risk relationships, as well as catalysts for fundamental change that could create strong return potential); and

     - the opportunity to enhance the investment capacity and support available to the Fund through the addition of Jennison as a sub-adviser responsible for management of a portion of the Fund's assets.

In approving the Jennison Sub-Advisory Agreement, the Trustees considered all these factors. The Trustees also considered the performance of other funds in the market pursuing broadly similar strategies and engaging more than one sub-adviser, the fees and expenses borne by those funds, and the costs to NYLIM and Jennison of providing services to the Fund. In addition, the Trustees considered the brokerage services to be received by the Fund and benefits to Jennison and NYLIM from the use of "soft dollar" commissions to pay for research and other similar services. If the Proposals are approved, overall operating expenses of the Fund are not expected to increase.

CURRENT MANAGEMENT AGREEMENT

For a description of the Management Agreement between the Trust and NYLIM please see Proposal 1.

CURRENT SUB-ADVISORY AGREEMENT

For a description of the Current Markston Sub-Advisory Agreement between NYLIM and Markston please see Proposal 1.

PROPOSED NEW SUB-ADVISORY AGREEMENT

Pursuant to the Jennison Sub-Advisory Agreement, Jennison will serve as an additional Sub-Adviser to the Fund. Under the terms of the Jennison Sub-Advisory Agreement, NYLIM will allocate to Jennison a portion of the Fund's assets to manage, in such percentage as NYLIM, in its discretion, may determine from time to time (the "Allocated Assets"). NYLIM contemplates that Fund assets will be allocated roughly equally between Jennison and Markston, after a ninety-day transition period. From time to time, NYLIM, in its discretion, may adjust cash flows and rebalance the Allocated Assets so that each Sub-Adviser will continue to manage roughly an equal portion of the Fund's assets. Jennison will manage the Allocated Assets, select their investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and NYLIM, and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, Jennison will perform the following services for the Allocated Assets:

     - provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash;

     - determine the securities to be purchased or sold by the Fund and place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus or Statement of Additional Information as the Board may direct from time to time;

     - maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

     - deliver to the Manager and the Trustees such periodic and special reports as the Manager or the Trustees may reasonably request; and

     - provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

As consideration for its services, Jennison will be entitled to receive an annual fee based on the average daily net assets of the Allocated Assets as follows: 0.45% on the Fund's average daily net assets up to $250 million; 0.40% on the Fund's average daily net assets from $250 million to $500 million; and 0.35% on the Fund's average daily net assets in excess of $500 million. NYLIM will bear the sole responsibility for the payment of the sub-advisory fee to Jennison.

If approved by shareholders, the Jennison Sub-Advisory Agreement will become effective on or about December 1, 2002 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Jennison Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Jennison Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or the assignment or termination of the Management Agreement.

The Jennison Sub-Advisory Agreement provides that Jennison will not be liable to NYLIM, the Trust or any shareholder of the Fund for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Jennison Sub-Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Jennison in the performance of its duties or from reckless disregard by it of its obligations and duties under the Jennison Sub-Advisory Agreement.

There are no material differences among the Current Markston Sub-Advisory Agreement, the New Markston Sub-Advisory Agreement and the Jennison Sub-Advisory Agreement, except for the parties to the agreements, including advisory fees. There will be no change in the Fund's investment objective or policies or in the duties of NYLIM as a result of approval of the Jennison Sub-Advisory Agreement, nor will there be any change in the level of services provided to, or to the advisory fees currently payable by, the Fund. The form of the Jennison Sub-Advisory Agreement is included as Exhibit B to this Proxy Statement.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

If the Proposals are approved by the shareholders, Jennison will place all orders for portfolio transactions for that portion of the Fund's securities allocated to it by NYLIM. In effecting purchases and sales of portfolio securities for the account of the Fund, Jennison will seek the best execution of the Fund's orders. In the course of achieving best execution, Jennison may place such orders with brokers and dealers who provide market, statistical and other research information to it. Jennison will be authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

INFORMATION ABOUT JENNISON

Jennison, located at 466 Lexington Avenue, New York, New York 10017, was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of June 28, 2002, Jennison managed approximately $53 billion in assets on behalf of its clients, which primarily include registered investment companies and institutional accounts. In addition to its institutional/fund presence, Jennison manages individual retail assets in managed account programs primarily sponsored by Prudential Securities Incorporated. As of June 28, 2002, Jennison had 243 employees, 45 of which are full-time investment professionals. The firm is best known as a growth equity manager and approximately half of the firm's assets are invested with their growth teams. The same resources supporting approximately $25 billion in growth equity assets are also at the disposal of the value teams, which run an additional $3.7 billion as of June 28, 2002. Among those resources are industry-specialized research analysts as well as a common equity-trading desk.

Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"), formerly known as Prudential Investment Corporation. PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). The address for PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. The address for PAMHCo and Prudential is 751 Broad Street, Newark, New Jersey 07102. Jennison may direct purchase and sale orders for portfolio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

In researching investment opportunities, Jennison's opportunistic equity portfolio managers look for companies that generally exhibit two distinct types of investment characteristics. First, they seek companies that they believe will experience dynamic earnings cycles over the intermediate term due to a number of factors, such as (i) corporate restructuring, (ii) new product development,
(iii) expected positive turn in the industry cycle, (iv) management focus on increasing shareholder value, or (v) improving balance sheets and cash flow.

Second, the opportunistic equity portfolio managers look for companies that are delivering attractive current growth characteristics, but, in their opinion, are "mispriced" by the market due to a variety of factors, including (i) a very short-term earnings glitch relative to "street" expectations, or (ii) market uncertainty regarding the outlook for earnings growth.

The table below sets forth certain information with respect to other registered investment companies advised by Jennison that have investment objectives similar to the Fund:

                                          NET ASSETS                FEE RATE (AS A % OF
              FUND                   AS OF MARCH 28, 2002*       AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------
IDEX Mutual Funds; IDEX                   $95,453,217          0.40% on first $500 million;
Jennison Equity Opportunity Fund                               0.35% on balance.

----------------------------------------------------------------------------------------------
The Prudential Investment
Portfolios, Inc.; Prudential
Jennison Equity Opportunity                                    0.30% on first $300 million;
Fund                                     $938,900,890          0.25% on balance.
----------------------------------------------------------------------------------------------


*When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

The name and principal occupation of each of the directors and the principal executive officers of Jennison are shown below. Unless otherwise noted, the address of each director and executive officer, as it relates to his or her duties with Jennison, is 466 Lexington Avenue, New York, NY 10017.

------------------------------------------------------------------------------------------------
NAME AND ADDRESS                      PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------
John H. Hobbs                         Chairman, Chief Executive Officer and Director of
                                      Jennison
------------------------------------------------------------------------------------------------
Spiros Segalas                        President, Chief Investment Officer and Director of
                                      Jennison
------------------------------------------------------------------------------------------------
Michael A. Del Balso                  Executive Vice President and Director of Jennison
------------------------------------------------------------------------------------------------
Karen E. Kohler                       Chief Compliance Officer, Executive Vice President and
                                      Director of Jennison
------------------------------------------------------------------------------------------------
Kathleen A. McCarragher               Executive Vice President and Director of Jennison
------------------------------------------------------------------------------------------------
Mary-Jane Flaherty                    Director of Jennison; Managing Director, Strategic
Gateway Center Three, 15th Floor      Initiatives, of PIM
100 Mulberry Street
Newark, New Jersey  07102
------------------------------------------------------------------------------------------------
Philip N. Russo                       Director of Jennison; Vice President and Director of PIM
Gateway Center Three, 15th Floor
100 Mulberry Street
Newark, New Jersey  07102
------------------------------------------------------------------------------------------------
Victor Y. Sim                         Director of Jennison; Vice President of The Prudential
751 Broad Street, 17th Floor          Insurance Company of America
Newark, New Jersey  07102
------------------------------------------------------------------------------------------------
John R. Strangfeld                    Director of Jennison; Vice Chairman of Prudential;
199 Water Street                      Chairman and Chief Executive Officer of Prudential
New York, New York  10292             Securities Incorporated; Chairman and Director of PIM
------------------------------------------------------------------------------------------------
Kevin C. Uebelein                     Director of Jennison; Senior Managing Director of The
CIO Office, 6F, 4-4-1                 Gibraltar Life Insurance Company, Ltd.
Nihombashi, Hongoku-cho
Chuo-Ku, Tokyo, 103-0021, Japan
------------------------------------------------------------------------------------------------
Bernard B. Winograd                   Director of Jennison; Senior Vice President of
Gateway Center Three, 15th Floor      Prudential; Chief Executive Officer, President and
100 Mulberry Street                   Director of PIM
Newark, New Jersey  07102
------------------------------------------------------------------------------------------------

No Trustees or officers of the Fund are employees, officers, directors or shareholders of Jennison.

ADDITIONAL INFORMATION REGARDING BOTH PROPOSALS

Both Proposal 1 and Proposal 2 must be approved by shareholders in order for the Jennison Sub-Advisory Agreement and the New Markston Sub-Advisory Agreement to go into effect. Upon shareholder approval of both Proposals and the effectiveness of the New Markston Sub-Advisory Agreement and the Jennison Sub-Advisory Agreement, the then-existing assets of the Fund will be allocated between the current Sub-Adviser, Markston, and the second Sub-Adviser, Jennison, in such proportion as NYLIM determines. Thereafter, all future investments in the Fund are expected to be allocated equally between Markston and Jennison. Such allocation methodology may be changed by NYLIM, at its discretion, in the future, but there is no present intention of doing so.

BOARD RECOMMENDATION

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE JENNISON SUB-ADVISORY AGREEMENT.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by delivering to the Trust written notice of the revocation, delivering to the Trust a proxy with a later date, or voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposals, such proxy will be voted FOR the Proposals.

QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. For purposes of voting on the Proposals, a quorum will exist if Fund shareholders entitled to vote a majority of the shares outstanding of the Fund on the Record Date are present in person or by proxy at the Special Meeting. The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of the Proposal.

VOTES NECESSARY TO APPROVE THE PROPOSALS. Approval of each Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. A vote of the majority of the outstanding shares of the Fund, as defined in the 1940 Act, is the lesser of (i) 67% or more of the voting shares of the Fund present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting shares of the Fund. Under this provision, abstentions and broker non-votes have the same effect as votes against the Proposals.

ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposals and will vote against any such adjournment with respect to those proxies which have been voted against the Proposals.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Trust does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Trust's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

DISTRIBUTOR. Under an Amended and Restated Master Distribution Agreement, dated as of August 1, 2002, with the Trust (the "Distribution Agreement"), NYLIFE Distributors Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054 (the "Distributor"), acts as underwriter for the continuous offering of the Fund's shares. The Distributor is a wholly-owned subsidiary of NYLIM. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.

ADMINISTRATOR. Under an Amended and Restated Service Agreement, dated as of August 1, 2002, with the Trust and the Distributor (the "Service Agreement"), New York Life Benefit Services LLC, 846 University Avenue, Norwood, Massachusetts 02062 (the "Administrator"), provides administrative services and functions comprised of, but not limited to, certain recordkeeping, reporting and processing services for certain defined contribution, other employee benefit plans and other retirement investment programs (the "Plans"), which services include processing and transfer arrangements for the investment and reinvestment of Plan assets in the portfolios of the Trust.

INDEPENDENT AUDITORS. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent auditors of the Trust. PWC is responsible for auditing the annual financial statements of the Fund. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS. The Trust will furnish, without charge, to any shareholder, upon request, a printed version of the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Trust by contacting the Distributor of the Fund's shares by writing NYLIFE Distributors Inc., attn: The MainStay Funds (MainStay MAP Fund), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The financial statements included in the Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of October 3, 2002, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of September 30, 2002, the shareholders identified below were known by the Fund to beneficially own 5% or more of the outstanding interest of a class of the Fund:

-----------------------------------------------------------------------------------------------
  TITLE OF                NAME AND ADDRESS                AMOUNT AND NATURE OF      PERCENT
    CLASS                OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP      OF CLASS
-----------------------------------------------------------------------------------------------
Class A       Merrill Lynch Pierce Fenner & Smith,            463,463.4800           8.20%
              Inc. -- for the Sole Benefit of its
              Customers
              Attn: Fund Administration 97T89
              4800 Deer Lake Drive East, 3rd Fl.
              Jacksonville, FL 32246-6486
-----------------------------------------------------------------------------------------------
Class C       Merrill Lynch Pierce Fenner & Smith,            592,818.9130           18.15%
              Inc. -- for the Sole Benefit of its
              Customers
              Attn: Fund Administration 97T89
              4800 Deer Lake Drive East, 3rd Fl.
              Jacksonville, FL 32246-6486
-----------------------------------------------------------------------------------------------
Class I       New York Life Trust Company                    2,552,113.0010          48.96%
              Client Accounts, Rm 117A
              51 Madison Avenue
              New York, NY 10010-1603
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Class I       New York Life Progress-Sharing                  426,903.1760           8.19%
              Investment Plan Program
              C/O Lynne M. Cohn
              51 Madison Avenue, Rm 513
              New York, NY 10010-1603
-----------------------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to a names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

        REGISTRATION                                        VALID
CORPORATE ACCOUNTS
(1)      ABC Corp.......................................... ABC Corp. John Doe, Treasurer
(2)      ABC Corp.......................................... John Doe
(3)      ABC Corp. c/o John Doe............................ John Doe
(4)      ABC Corp. Profit Sharing Plan..................... John Doe

PARTNERSHIP ACCOUNTS
(1)      The XYZ Partnership............................... Jane B. Smith, Partner
(2)      Smith and Jones, Limited Partnership.............. Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)      ABC Trust......................................... Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78............... Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)      John B. Smith, Cust
         f/b/o John B. Smith, Jr. UGMA/UTMA................ John B. Smith, Custodian f/b/o/ John B.
                                                            Smith Jr., UGMA/UTMA
(2)      Estate of John B. Smith........................... John B. Smith, Jr.,
                                                            Executor
                                                            Estate of John B. Smith

                                                                      Exhibit A



           FORM OF SECOND AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

                                MAINSTAY MAP FUND

        Second Amended and Restated Sub-Advisory Agreement, made as of _____, 2002 (the "Agreement"), between New York Life Investment Management LLC., a Delaware limited liability company (the "Manager"), on behalf of The MainStay Funds (the "Trust"), and Markston International LLC, a New York limited liability corporation (the "Subadviser").

        WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

        WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

        WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

        WHEREAS, the Subadviser entered into an Amended and Restated Sub-Advisory Agreement, dated August 1, 2002, with the Manager, which amends and restates in its entirety the Sub-Advisory Agreement, dated June 1, 1999, as further amended effective October 1, 1999 (collectively, the "Sub-Advisory Agreement"); and

        WHEREAS, under the Sub-Advisory Agreement, the Subadviser has agreed to provide certain investment advisory and related administrative services to the MainStay MAP Fund (the "Fund"), a series of the Trust; and

        WHEREAS, the Manager entered into an Amended and Restated Management Agreement, dated August 1, 2002, with the Trust, on behalf of its series, which amends and restates in its entirety the Management Agreement, dated October 21, 1997, as further amended on October 1, 1999 (collectively the "Management Agreement"); and

        WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Fund; and

        WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more sub-advisers; and

        WHEREAS, the Manager desires to retain the Subadviser to furnish certain investment advisory services with respect to the Fund and the Subadviser is willing to furnish such services; and

        WHEREAS, the Board of Trustees of the Trust, at a meeting held on September 9, 2002, and the shareholders of the Fund, at a special meeting duly called and held on November __, 2002, have approved an amendment to this Agreement providing that the Subadviser will manage a portion of the Fund's assets, as the Manager shall determine from time to time; and

        WHEREAS, this Agreement amends and restates, in its entirety, the First Amended and Restated Agreement in order to reflect that the Subadviser will manage such portion of the Fund's assets;

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Appointment. For the periods and on the terms set forth in this Agreement, the Manager hereby appoints the Subadviser as an investment sub-adviser with respect to that portion of the assets of the Fund designated by the Manager as allocated to the Subadviser ("Allocated Assets"), subject to such written instructions, including any redesignation of the Allocated Assets, and supervision as the Manager may from time to time furnish. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. Duties as Subadviser. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Subadviser shall manage the investment operations and portfolio composition of the Allocated Assets, including the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus (as hereinafter defined) and subject to the following understandings:

               (a) The Subadviser shall provide supervision of the investments of the Allocated Assets and determine from time to time what investments or securities will be purchased, retained, sold or lent by or for the Allocated Assets, and what portion of the Allocated Assets will be invested or held uninvested as cash.

               (b) The Subadviser shall use its best judgment in the performance of its duties under this Agreement.

               (c) The Subadviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (each as hereinafter defined) of the Trust and with the instructions and directions of the Board of Trustees and the Manager, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

               (d) The Subadviser shall determine the securities to be purchased or sold by the Fund with respect to the Allocated Assets and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (each as hereinafter defined) or as the Board of Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party. It is understood that none of the Fund, the Trust, the Manager nor the Subadviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with respect to the Allocated Assets with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients.

                      On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (e) The Subadviser shall maintain all books and records with respect to the Allocated Assets of the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder, and shall render to the Manager and to the Trust's Trustees such periodic and special reports as the Manager or the Trustees may reasonably request.

               (f) The Subadviser shall provide the Fund's Custodian on each business day with information relating to the execution of all portfolio transactions for the Allocated Assets pursuant to standing instructions.

        3. Subadviser Personnel. The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers, or employees.

        4. Books and Records. The Subadviser shall keep the books and records with respect to the Allocated Assets of the Fund as required to be maintained by it, pursuant to paragraph 2 hereof. The Subadviser agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request. The Subadviser further agrees to preserve for the periods prescribed by the Rules of the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by the Subadviser pursuant to paragraph 2 hereof. The Subadviser may make and retain copies of such records.

        5. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

        6. Documents. The Manager has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

               (a) Declaration of Trust of the Trust, filed with the Secretary of The Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

               (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

               (c) Certified Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Subadviser and approving the form of this Agreement;

               (d) Written Instrument to Establish and Designate Separate Series of Shares;

               (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Commission relating to the Fund and the Fund's Shares and all amendments thereto;

               (f) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

               (g) Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

        7. Expenses. During the term of this Agreement, the Subadviser will bear all expenses incurred by it in connection with its services under this Agreement. The Subadviser shall not be responsible for any expenses incurred by the Trust, the Fund or the Manager.

        8. Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Manager, not the Trust or the Fund, will pay to the Subadviser a fee, computed daily and payable monthly, at an annual rate, as set forth in Schedule A, of the average daily net assets of the Allocated Assets of the Fund.

        9. Standard of Care. Subject to applicable law, the Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        10. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date first indicated above and shall continue on an annual basis thereafter with respect to the Fund, provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) with respect to the Fund, at any time without penalty upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser; (b) by the Manager, at any time without penalty upon sixty (60) days' written notice to the Subadviser or immediately upon material breach by the Subadviser, after the Subadviser has received notice and an opportunity to cure such breach, or immediately if, in the reasonable judgment of the Manager, the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or (c) by the Subadviser, at any time without penalty, upon sixty (60) days' written notice to the Fund. This Subadvisory Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

        11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

        12. Proxies. The Manager has provided the Subadviser a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Trust. Absent contrary instructions received in writing from the Trust, the Subadviser will vote all proxies solicited by or with respect to the issuers of securities held by the Fund, in accordance with applicable fiduciary obligations. The Subadviser shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

        13. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless, in the case of (ii), the Trust receives a Commission order or no-action letter permitting it to modify the Agreement without such vote).

        14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        15. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: _______; or (2) to the Subadviser at 50 Main Street, White Plains, New York 10606, Attention:
Michael J. Mullarkey, Managing Member.

        16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    NEW YORK LIFE INVESTMENT MANAGEMENT LLC



                                    By:
                                        ---------------------------------
                                    Name:
                                    Title:

                                    MARKSTON INTERNATIONAL LLC



                                    By:
                                        ---------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE A

FUND                                      ANNUAL RATE(1)
MAP Fund                                  0.450% up to $250 million;
                                          0.400% from $250 million to $500
                                              million; and
                                          0.350% on assets in excess of $500
                                              million.



--------
(1) Expressed as a percentage of the average daily net assets of the Allocated Assets of the Fund.

                                                                       EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT

                                MAINSTAY MAP FUND


        Sub-Advisory Agreement made as of _____, 2002 (the "Agreement") between New York Life Investment Management LLC., a Delaware limited liability company (the "Manager"), on behalf of The MainStay Funds (the "Trust"), and Jennison Associates LLC, a Delaware limited liability corporation (the "Subadviser").

        WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

        WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

        WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

        WHEREAS, the Manager entered into an Amended and Restated Management Agreement, dated August 1, 2002, with the Trust, on behalf of its series, which amends and restates in its entirety the Management Agreement, dated October 21, 1997, as further amended on October 1, 1999 (collectively the "Management Agreement"); and

        WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each series; and

        WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more sub-advisers; and

        WHEREAS, the Manager desires to retain the Subadviser to furnish certain investment advisory services to one or more series of the Trust, as designated below, and the Subadviser is willing to furnish such services;

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Appointment. For the periods and on the terms set forth in this Agreement, the Manager hereby appoints the Subadviser as an investment sub-adviser to act as sub-adviser, to the series designated on Schedule A of this Agreement (the "Fund") with respect to that portion of the assets of the Fund designated by the Manager as allocated to the Subadviser ("Allocated Assets"), subject to such written instructions, including any redesignation of the Allocated Assets, and supervision as the Manager may from time to time furnish. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. Duties as Subadviser. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Subadviser shall manage the investment operations and portfolio composition of the Allocated Assets, including the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus (as hereinafter defined) and subject to the following understandings:

               (a) The Subadviser shall provide supervision of the investments of the Allocated Assets and determine from time to time what investments or securities will be purchased, retained, sold or lent by or for the Allocated Assets, and what portion of the Allocated Assets will be invested or held uninvested as cash.

               (b) The Subadviser shall use its best judgment in the performance of its duties under this Agreement.

               (c) The Subadviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (each as hereinafter defined) of the Trust and with the instructions and directions of the Board of Trustees and the Manager, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

               (d) The Subadviser shall determine the securities to be purchased or sold by the Fund with respect to the Allocated Assets and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (each as hereinafter defined) or as the Board of Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party. It is understood that none of the Fund, the Trust, the Manager nor the Subadviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with respect to the Allocated Assets with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients.

                      On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (e) The Subadviser shall maintain all books and records with respect to the Allocated Assets of the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder, and shall render to the Manager and to the Trust's Trustees such periodic and special reports as the Manager or the Trustees may reasonably request.

               (f) The Subadviser shall provide the Fund's Custodian on each business day with information relating to the execution of all portfolio transactions for the Allocated Assets pursuant to standing instructions.

        3. Books and Records. The Subadviser shall keep the books and records with respect to the Allocated Assets of the Fund as required to be maintained by it, pursuant to paragraph 2 hereof. The Subadviser agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, the Subadviser may make and retain copies of such records to the extent necessary to comply with applicable laws and regulations. The Subadviser further agrees to preserve for the periods prescribed by the Rules of the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by the Subadviser pursuant to paragraph 2 hereof.

        4. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

        5. Documents. The Manager has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

               (a) Declaration of Trust of the Trust, filed with the Secretary of The Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

               (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

               (c) Certified Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Subadviser and approving the form of this Agreement;

               (d) Written Instrument to Establish and Designate Separate Series of Shares;

               (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Commission relating to the Fund and the Fund's Shares and all amendments thereto;

               (f) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

               (g) Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

        6. Expenses. During the term of this Agreement, the Subadviser will bear all expenses incurred by it in connection with its services under this Agreement. The Subadviser shall not be responsible for any expenses incurred by the Trust, the Fund or the Manager.

        7. Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Manager, not the Trust or the Fund, will pay to the Subadviser a fee, computed daily and payable monthly, at an annual rate, as set forth in Schedule A, of the average daily net assets of the Allocated Assets of the Fund.

        8. Standard of Care. Subject to applicable law, the Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        9. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date first indicated above and shall continue on an annual basis thereafter with respect to the Fund, provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) with respect to the Fund, at any time without penalty upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser; (b) by the Manager, at any time without penalty upon sixty (60) days' written notice to the Subadviser or immediately upon material breach by the Subadviser or immediately if, in the reasonable judgment of the Manager, the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or (c) by the Subadviser, at any time without penalty, upon sixty (60) days' written notice to the Fund. This Subadvisory Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

        10. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

        11. Proxies. The Manager has provided the Subadviser a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Trust. Absent contrary instructions received in writing from the Trust, the Subadviser will vote all proxies solicited by or with respect to the issuers of securities held by the Fund, in accordance with applicable fiduciary obligations. The Subadviser shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

        12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless, in the case of (ii), the Trust receives a Commission order or no-action letter permitting it to modify the Agreement without such vote).

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: ________; or (2) to the Subadviser at 466 Lexington Avenue, New York, New York 10017, Attention:
Mirry Hwang, Esq.

        15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    NEW YORK LIFE INVESTMENT MANAGEMENT LLC



                                    By:
                                        -----------------------------------
                                    Name:
                                    Title:

                                    JENNISON ASSOCIATES LLC



                                    By:
                                        -----------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE A

FUND                                      ANNUAL RATE(1)
MAP Fund                                  0.450% up to $250 million;
                                          0.400% from $250 million to $500
                                              million; and
                                          0.350% on assets in excess of $500
                                              million.



--------
(1) Expressed as a percentage of the average daily net assets of the Allocated Assets of the Fund.

                                                                      APPENDIX A

                                   PROXY CARD

                               THE MAINSTAY FUNDS
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                              THE MAINSTAY MAP FUND
                         TO BE HELD ON NOVEMBER 22, 2002

The undersigned shareholder of the MainStay MAP Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), hereby constitutes and appoints Robert A. Anselmi, Patrick J. Farrell and John K. Forst, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on November 22, 2002, beginning at 11:00 a.m. (Eastern time), and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated October 10, 2002.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[   ]   Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE:  [X]

                                               FOR                           AGAINST
--------------------------------- ------------------------------- -------------------------------
PROPOSAL 1:                                    [ ]                             [ ]
To approve an amendment to
the current Sub-Advisory
Agreement between New
York Life Investment

Management LLC
("NYLIM") and Markston
International LLC with respect
to the Fund.

PROPOSAL 2:
To approve a new Sub-Advisory                  [ ]                             [ ]
Agreement between NYLIM and
Jennison Associates LLC
("Jennison") to appoint
Jennison as an additional
sub-adviser to the Fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

        Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the MainStay MAP Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):                                       Date:        , 2002
             -------------------------------             --------------

Signature(s):                                       Date:        , 2002
             -------------------------------             --------------

        NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.